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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-72293 of Golden State Vintners, Inc. on Form S-8 of our report dated September 15, 1999, appearing in this Annual Report on Form 10-K of Golden State Vintners, Inc. for the year ended June 30, 1999.


/s/ Deloitte & Touche LLP

Fresno, California
September 27, 1999